Exhibit 10.5

THE PMI GROUP, INC.

AMENDMENT TO

STOCK OPTION AGREEMENT

This Amendment (“Amendment”) to the Stock Option Agreement (“Agreement”) dated                              between The PMI Group, Inc. (the “Company”) and you [employee name                             ] (“Employee”) is effective as of May 19, 2005.

1. The following provisions of your Agreement are hereby amended to read in their entirety as follows:

Maximum Number of Shares Purchasable with this Option:

Scheduled Vesting Dates: 100% of Shares are vested as of the date of this Amendment.

2. Except as set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IMPORTANT:

IT IS YOUR RESPONSIBILITY TO EXERCISE

THIS OPTION BEFORE IT EXPIRES.

Your signature below indicates your agreement and understanding that your option is subject to all of the terms and conditions contained in the Amendment, the Agreement, Appendix A and the Plan. For example, important additional information on termination of this option is contained in Paragraphs 4 through 6 of Appendix A. PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

THE PMI GROUP, INC.	EMPLOYEE

Charles F. Broom	[Name]
Senior Vice President